Exhibit 99.1

Civista Bancshares, Inc. Announces Share Repurchase Program

Sandusky, Ohio, August 12, 2020 /PRNewswire/– Civista Bancshares, Inc. (NASDAQ:CIVB) (“Civista”) announced that the Board of Directors has approved a stock repurchase program authorizing Civista to purchase, from time to time, up to an aggregate $13.5 million of its outstanding common shares. This new program replaces the prior share repurchase program approved by the Board of Directors on April 20, 2021. Civista had repurchased approximately $12.8 million under the previous plan, which had authorized Civista to purchase up to an aggregate of $13.5 million of common shares.

Dennis G. Shaffer, Civista’s President and CEO commented, “The repurchase program authorized by the Board in April 2021 has been well utilized and was nearly depleted. This new authorization will allow us to continue our efforts and to continue delivering value to our shareholders.”

Under the share repurchase program, shares may be repurchased from time to time in the open market or through negotiated transactions at prevailing market rates, or by other means in accordance with federal securities laws.

There is no guarantee as to the exact number or value of shares that will be repurchased by Civista, and Civista may discontinue repurchases at any time that management determines additional repurchases are not warranted. The timing and amount of share repurchases under the stock repurchase program will depend on a number of factors, including Civista’s stock price performance, ongoing capital planning considerations, general market conditions, and applicable legal requirements. The repurchase program will continue until August 10, 2022.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Civista. For these statements, Civista claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Civista, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Civista’ reports filed with the Securities and Exchange Commission, including those described in “Item 1A Risk Factors” of Part I of Civista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any additional risks identified in the Company’s subsequent Form 10-Q’s. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Civista does not undertake, and specifically disclaims any obligation, to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Civista Bancshares, Inc. is a $2.9 billion financial holding company headquartered in Sandusky, Ohio. The Company’s banking subsidiary, Civista Bank, operates 35 locations in Northern, Central and Southwestern Ohio, Southeastern Indiana and Northern Kentucky. Civista Bancshares, Inc. may be accessed at www.civb.com. The Company’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB”.

For additional information, contact:

Dennis G. Shaffer

CEO and President

Civista Bancshares, Inc.

888-645-4121